U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

        Date of Report (Date of earliest event reported): April 16, 2004


                           Commission File No. 0-28099

                         ALADDIN SYSTEMS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA                                  86-0866757
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)


                               245 WESTRIDGE DRIVE
                          WATSONVILLE, CALIFORNIA 95076
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (831) 761-6200

ITEM 5.   OTHER EVENTS

         On April 16, 2004, the Company sold its wholly-owned subsidiary, Aladdin Enterprise Solutions, Inc. ("AES") to AES Management Buyout Company, a Delaware corporation ("AMBO"), pursuant to a Stock Purchase Agreement. The consideration for the sale was (a) $1,191,050, paid in the form of a six month secured promissory note in the amount of $550,000 and 30 month secured promissory note in the amount of $641,050, (b) the return to the Company of 1,375,000 shares of the Company's common stock previously issued to stockholders of AMBO and (c) 1,146,246 newly issued shares of AMBO common stock.

         On April 16, 2004, Kwok Li, a Director of the Company and a stockholder, officer and director of AMBO resigned from the Board of Directors of the Company.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALADDIN SYSTEMS HOLDINGS, INC.
(Registrant)

/s/ Jonathan Kahn                                    Date:  April 29, 2004
---------------------------------
(Jonathan Kahn, CEO and Director)



EXHIBIT INDEX

Exhibit No                                  Description
-----------                                 -----------
10                                          Stock Purchase Agreement